EXHIBIT 99.3

Accrued Interest Date:                                 Collection Period Ending:
25-Mar-02                                                             31-Mar-02

Distribution Date:           BMW VEHICLE OWNER TRUST 2001-A           Period #
                             ------------------------------
25-Apr-02                                                                   11

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
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Balances
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                                                                              Initial        Period End
     Receivables                                                       $1,489,992,840    $1,005,205,088
     Pre-Funding Account                                                  $99,965,067                $0
     Capitalized Interest Account                                          $1,045,665                $0
     Reserve Account                                                      $22,349,893       $25,130,127
     Yield Supplement Overcollateralization                                $8,157,907        $4,806,825
     Class A-1 Notes                                                     $329,000,000                $0
     Class A-2 Notes                                                     $448,000,000      $198,519,094
     Class A-3 Notes                                                     $499,000,000      $499,000,000
     Class A-4 Notes                                                     $274,000,000      $274,000,000
     Class B Notes                                                        $31,800,000       $31,800,000

Current Collection Period
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     Beginning Receivables Outstanding                                 $1,059,273,011
     Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
           Receipts of Scheduled Principal                                $28,319,984
           Receipts of Pre-Paid Principal                                 $24,839,931
           Liquidation Proceeds                                              $553,267
           Principal Balance Allocable to Purchased Receivables                    $0
           Release from Pre-Funding Account                                        $0
        Total Receipts of Principal                                       $53,713,182

        Interest Distribution Amount
           Receipts of Interest                                            $3,650,447
           Servicer Advances                                                 $473,774
           Reimbursement of Previous Servicer Advances                             $0
           Accrued Interest on Purchased Receivables                               $0
           Recoveries                                                         $21,344
           Capitalized Interest Payments                                           $0
           Net Investment Earnings                                            $42,303
        Total Receipts of Interest                                         $4,187,867

        Release from Reserve Account                                       $1,139,129

     Total Distribution Amount                                            $59,040,178

     Ending Receivables Outstanding                                    $1,005,205,088

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                 $214,717
     Current Period Servicer Advance                                         $473,774
     Current Reimbursement of Previous Servicer Advance                            $0
     Ending Period Unreimbursed Previous Servicer Advances                   $688,491

Collection Account
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     Deposits to Collection Account                                       $59,040,178
     Withdrawals from Collection Account
        Servicing Fees                                                       $882,728
        Class A Noteholder Interest Distribution                           $4,015,668
        First Priority Principal Distribution                                      $0
        Class B Noteholder Interest Distribution                             $144,690
        Regular Principal Distribution                                    $53,443,825
        Reserve Account Deposit                                                    $0
        Unpaid Trustee Fees                                                        $0
        Excess Funds Released to Depositor                                   $553,267
     Total Distributions from Collection Account                          $59,040,178

Accrued Interest Date:                                 Collection Period Ending:
25-Mar-02                                                             31-Mar-02

Distribution Date:           BMW VEHICLE OWNER TRUST 2001-A           Period #
                             ------------------------------
25-Apr-02                                                                   11

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Excess Funds Released to the Depositor
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        Release from Reserve Account                                         $212,569
        Release from Collection Account                                      $553,267
     Total Excess Funds Released to the Depositor                            $765,836

Note Distribution Account
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     Amount Deposited from the Collection Account                         $57,604,184
     Amount Deposited from the Reserve Account                                     $0
     Amount Paid to Noteholders                                           $57,604,184

Distributions
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     Monthly Principal Distributable Amount                           Current Payment    Ending Balance   Per $1,000      Factor
     Class A-1 Notes                                                               $0                $0        $0.00       0.00%
     Class A-2 Notes                                                      $53,443,825      $198,519,094      $119.29      44.31%
     Class A-3 Notes                                                               $0      $499,000,000        $0.00     100.00%
     Class A-4 Notes                                                               $0      $274,000,000        $0.00     100.00%
     Class B Notes                                                                 $0       $31,800,000        $0.00     100.00%

     Interest Distributable Amount                                    Current Payment        Per $1,000
     Class A-1 Notes                                                               $0             $0.00
     Class A-2 Notes                                                         $894,468             $2.00
     Class A-3 Notes                                                       $1,954,417             $3.92
     Class A-4 Notes                                                       $1,166,783             $4.26
     Class B Notes                                                           $144,690             $4.55



Carryover Shortfalls
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                                                                Prior Period Carryover  Current Payment   Per $1,000
     Class A-1 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-2 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-3 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-4 Interest Carryover Shortfall                                        $0                $0         $0
     Class B Interest Carryover Shortfall                                          $0                $0         $0


Receivables Data
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                                                                     Beginning Period     Ending Period
     Number of Contracts                                                       55,374            53,817
     Weighted Average Remaining Term                                            40.88             39.95
     Weighted Average Annual Percentage Rate                                    7.62%             7.62%

     Delinquencies Aging Profile End of Period                          Dollar Amount        Percentage
        Current                                                          $907,945,082            90.32%
        1-29 days                                                         $78,297,209             7.79%
        30-59 days                                                        $14,812,644             1.47%
        60-89 days                                                         $2,638,757             0.26%
        90-119 days                                                          $757,404             0.08%
        120+ days                                                            $753,992             0.08%
        Total                                                          $1,005,205,088           100.00%
        Delinquent Receivables +30 days past due                          $18,962,797             1.89%

Accrued Interest Date:                                 Collection Period Ending:
25-Mar-02                                                             31-Mar-02

Distribution Date:           BMW VEHICLE OWNER TRUST 2001-A           Period #
                             ------------------------------
25-Apr-02                                                                   11

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     Charge-offs
        Gross Principal Charge-Offs for Current Period                       $354,740
        Recoveries for Current Period                                         $21,344
        Net Losses for Current Period                                        $333,396

        Cumulative Realized Losses                                         $2,648,783


     Repossessions                                                      Dollar Amount       Units
        Beginning Period Repossessed Receivables Balance                   $1,634,819          64
        Ending Period Repossessed Receivables Balance                      $2,131,668          92
        Principal Balance of 90+ Day Repossessed Vehicles                    $156,518           6



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                      $5,076,182
     Beginning Period Amount                                               $5,076,182
     Ending Period Required Amount                                         $4,806,825
     Current Period Release                                                  $269,357
     Ending Period Amount                                                  $4,806,825
     Next Distribution Date Required Amount                                $4,544,727

Capitalized Interest Account
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     Beginning Period Required Amount                                              $0
     Beginning Period Amount                                                       $0
     Net Investment Earnings                                                       $0
     Current Period Release to Depositor                                           $0
     Ending Period Required Amount                                                 $0
     Ending Period Amount                                                          $0


Pre-Funding Account
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     Beginning Period Amount                                                       $0
     Net Investment Earnings                                                       $0
     Release to Servicer for Additional Loans                                      $0
     Current Period Release for Deposit to Collection Account                      $0
     Ending Period Amount                                                          $0

Reserve Account
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     Beginning Period Required Amount                                     $26,481,825
     Beginning Period Amount                                              $26,481,825
     Net Investment Earnings                                                  $42,302
     Current Period Deposit                                                        $0
     Current Period Release to Collection Account                          $1,139,129
     Current Period Release to Depositor                                     $212,569
     Ending Period Required Amount                                        $25,130,127
     Ending Period Amount                                                 $25,130,127

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